EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BMX Development Corp. for the three months ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Bongiovanni, our President and Chief Executive Officer, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

/s/ Michael J. Bongiovanni

Michael J. Bongiovanni

President, Chief Executive Officer

May 10, 2011

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.